AMENDMENT

THIS AMENDMENT (this “Amendment”) to the Agreement (as defined below) is entered into as of January 1, 2009, by and between RS VARIABLE PRODUCTS TRUST, RS INVESTMENT MANAGEMENT CO. LLC, GUARDIAN INVESTOR SERVICES LLC, and THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

WHEREAS, the parties entered into a Participation Agreement dated as of July 31, 2007, (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement in accordance with the terms of this Amendment;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Schedule A to the Agreement is deleted in its entirety and replaced with the Schedule A attached to this Amendment.

Section 2. This Amendment shall be effective as of January 1, 2009.

Section 3. Except as modified pursuant to the provisions of this Amendment, the Agreement shall remain in full force and effect in accordance with its terms and conditions as of the date hereof.

Section 4. This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

Section 5. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

RS VARIABLE PRODUCTS TRUST, on behalf of the Portfolios, By its authorized officer and not individually,

By:
Name:
Title:

RS INVESTMENT MANAGEMENT CO. LLC,
By its authorized officer,

By:
Name:
Title:

GUARDIAN INVESTOR SERVICES LLC,
By its authorized officer,

By:
Name:
Title:

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC., By its authorized officer,

By:
Name:
Title:

SCHEDULE A

ACCOUNTS, POLICIES AND PORTFOLIOS

SUBJECT TO THE PARTICIPATION AGREEMENT

Name of Separate Account	Policies Funded by Separate Account	Share Class (Class I or Class II)	Portfolios Applicable to Policies
A. Variable Annuity Contracts Separate Account A Separate Account D Separate Account E Separate Account F Separate Account Q Separate Account R

Value Guard II

Guardian Investor

Guardian Investor Retirement

Asset Manager

Guardian C+C, Guardian CXC

Guardian Investor Income Access

Guardian Investor Asset Builder,

The Guardian Investor Variable

Annuity L Series, The Guardian

Investor Variable Annuity B

Series

Class I

RS Core Equity VIP Series

RS Small Cap Core Equity VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series (not

applicable to The Guardian Investor

Variable Annuity L Series and The

Guardian Investor Variable Annuity B Series)

RS Large Cap Value VIP Series

RS Partners VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

Class II

RS Investment Quality Bond VIP Series

RS Money Market VIP Series

RS MidCap Opportunities VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Equity Dividend VIP Series

RS Technology VIP Series (not

applicable to The Guardian Investor

Variable Annuity L Series and The

Guardian Investor Variable Annuity B Series)

Separate Account H	401(k) Investor	Class I	RS Core Equity VIP Series RS International Growth VIP Series RS Emerging Markets VIP Series RS Investment Quality Bond VIP Series RS Money Market VIP Series

B. Variable Life Insurance Policies Separate Account K Separate Account N	PAL ‘95 , PAL ’97, PAL 2000 Millennium VUL Millennium, SVUL Millennium, Flexible Solutions VUL, Flexible Solutions VUL Gold Series, Executive Benefits VUL	Class I

RS Core Equity VIP Series

RS Small Cap Core Equity VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series

RS Large Cap Value VIP Series

RS Partners VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series

	Flexible Solutions VUL Gold Series, Executive Benefits VUL	Class II	RS Global Natural Resources VIP Series
Separate Account B Separate Account C	Value Plus SelectGuard	Class I	RS Core Equity VIP Series RS International Growth VIP Series RS Investment Quality Bond VIP Series RS Money Market VIP Series
Separate Account M	VUL ‘97	Class I

RS Core Equity VIP Series

RS Small Cap Core Equity VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series

RS Large Cap Value VIP Series

RS Partners VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Low Duration Bond VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series